WHX Corporation



1133 Westchester Avenue, Suite N222
White Plains, NY 10604
Phone: (914) 461-1300
Fax: (914) 696-8684
www.whxcorp.com

See Appendix for note regarding forward looking statements.

August 6, 2008

WHX Overview

WHX Corporation

- WHX Corporation ("WHX") (Pink Sheets: WXCP.PK) is a diversified industrial products manufacturing company with $723 million in revenues for the trailing twelve months ("TTM") ended June 30, 2008. WHX delivers value to its customers and stakeholders through the WHX Business System. We are focused on niche industrial products with strong global customer demand. Our operations are comprised of the Handy & Harman and Bairnco Corporation groups of companies.

Handy & Harman

- Handy & Harman companies manufacture and sell precious metal brazing products; precision electroplated materials and stamped parts; engineered materials for the roofing, construction, natural gas, electric, and water industries; and specialty tubing products.

BAIRNCO

- Bairnco companies manufacture and distribute high performance materials for the printed circuit board industry and silicone rubber-based insulation materials for industrial, military/aerospace and commercial markets; adhesive coated vinyl films and custom-engineered laminates, foils, foams and papers for industrial, consumer and commercial markets; and meat room cutting products and services to retail food stores and meat, poultry and fish processing plants.

See Appendix for note regarding forward looking statements.

WHX Rights Offering

WHX Corporation

- WHX is distributing at no charge to the holders of our common stock, non-transferable subscription rights to purchase up to an aggregate of 142,857,114 shares of our common stock at a subscription price of $1.40 per share, for up to $200 million. Each stockholder will receive one subscription right for each share of our common stock owned on August 22, 2008 and each subscription right will entitle its holder to purchase 14.285 shares of our common stock at $1.40 per share. We expect the total purchase price of the shares offered to be $200 million, assuming full participation.
- The net proceeds will be used to (i) make partial payments to senior lenders to wholly-owned subsidiaries of WHX of up to $15 million; (ii) redeem preferred stock issued by a wholly-owned subsidiary of WHX, which is held by Steel Partners II, L.P. ("Steel Partners"), our largest stockholder, (iii) purchase shares of common stock of CoSine Communications, Inc. from Steel Partners, or to reserve such amount to be used for working capital, (iv) repay WHX indebtedness to Steel Partners, and (v) repay indebtedness of wholly-owned subsidiaries of WHX to Steel Partners.
- Steel Partners has indicated that it intends to exercise all of its rights, including oversubscription rights for the maximum number of shares for which it can oversubscribe for without (i) endangering the availability of the Company's net operating loss carry forwards under Section 382 of the Internal Revenue Code or (ii) increasing its ownership to in excess of 75% of the outstanding shares of our common stock.

See Appendix for note regarding forward looking statements.

Recent History

- WHX restructured and emerged from bankruptcy in 2005. There was no impact on WHX operating companies because they were not part of the bankruptcy filing.
- Materially reduced future pension plan cash contributions to $0 in 2008, $2.5 million in 2009 and $2.7 million in 2010. (See Note 15 – Commitments and Contingencies of 2007 WHX 10-K.)
- Completed in 2007 significant environmental remediation of a legacy site (See Note 15 – Commitments and Contingencies of 2007 WHX 10-K.)
- Our primary focus is on operations through the WHX Business System.
- We have sold or consolidated several business and non-core assets and acquired three key businesses.
  - Q4 2006 – purchased largest competitor of roofing fastener business for $26 million
  - 2007 – acquired Bairnco Corporation for $134 million in Q2 and acquired Omni Technologies Corporation for $3 million in Q4
- Strengthened corporate structure
  - Enhanced management team with new CEO, Senior Vice President, General Counsel, and CEO's of Handy & Harman and Bairnco
  - Implementing and enhancing rigorous annual 3 year strategic planning and annual budget process aligned with senior management incentive compensation program

Past actions set the stage for future growth

See Appendix for note regarding forward looking statements.

The WHX Value Proposition

WHX Corporation

- Attractive mix of stable, high gross margin sales from proprietary branded products in niche value-added markets
- Utilizing the WHX Business System to drive operational excellence, innovative and quality products and superior customer service
- Strong operational and corporate management teams operating in a decentralized management structure, executing focused business strategies that align strategic planning, budget disciplines, operational excellence tools and incentive programs to maximize sales, profit and return on invested capital growth
- Pursuing selective strategic and opportunistic acquisitions with strong operational management teams, good business models and operating in value-added niche markets
- Strong sponsorship from largest shareholder, Steel Partners
- Tax net operating loss carry forward of $200+ million (see appendix, page 35.)

Solid Value Proposition

See Appendix for note regarding forward looking statements.

Experienced Corporate Management Team

WHX Corporation

Leaders	Experience
Glen Kassan Vice Chairman and Chief Executive Officer	Vice Chairman of the Board of Directors and Chief Executive Officer of WHX since October 2005. Chairman of the Board of SL Industries and Managing Director and operating partner of Steel Partners LLC.
Peter Gelfman General Counsel & Secretary	General Counsel and Secretary of WHX since April 2008. Previously, VP, Secretary and General Counsel at Rheem Manufacturing Company and Senior Associate General Counsel of Sequa Corporation.
Jim McCabe Senior Vice President	Senior Vice President of WHX and Handy & Harman since 2007. Previously, President and CFO of Teleflex Aerospace and a Vice President of Finance and Treasurer at American Water.
John Quicke Director and Vice President, and Chief Executive Officer of Bairnco Corporation	Director of WHX since July 2005, Vice President of WHX since October 2005, and President and CEO of Bairnco Corporation since April 2007. Previously, President and COO of Sequa Corporation from 1993 to 2004 and Vice Chairman and Executive Officer from 2004 - 2005. Managing Director and operating partner of Steel Partners LLC.
Jeff Svoboda President and Chief Executive Officer of Handy & Harman	President and CEO of Handy & Harman since January of 2008. Previously was Group Executive and Corporate VP of Danaher Corporation and President and COO of Moen Incorporated.

See Appendix for note regarding forward looking statements.

WHX Business System

WHX Corporation


WHX
Business System
Strategy Deployment
Safety
Quality
Delivery
Cost
Inventory
Growth
Voice of the Customer
Customer Satisfaction
Profitable Sales Growth
Tools for Growth
Variation Reduction Tools
Lean Tools
Associate Development
Total Associate Involvement

Disciplined and Process Driven Management

See Appendix for note regarding forward looking statements.

WHX Business System

WHX Corporation

- Significant progress has been made in the development and implementation of the WHX Business System.
  - Lean Manufacturing transformation started at Handy & Harman in 2006 and Bairnco in 2007.
  - Experienced Lean Champions hired at each operating unit and Corporate.
  - Hundreds of Kaizen events have been conducted resulting in improved productivity, reduced equipment set up times, increased throughput, and lower inventory.
  - Six Sigma tools integrated with Lean in 2007 to address process variability.
  - Design for Six Sigma (DFSS) introduced in 2008 to improve the New Product Development (NPD) process. A number of DFSS driven NPD projects currently in the Voice of the Customer stage.
  - Strategy Deployment will be implemented at WHX in Qtr 4 2008. Strategy Deployment will drive the achievement of the overall WHX strategic objectives through the establishment of Annual Improvement Priorities throughout the organization.
- The above programs are the foundation of the WHX Business System that will continue to evolve. We are building a culture that involves all employees in continuous improvement to drive profitable growth through superior customer satisfaction. Shareholder Value is also being enhanced through improved operating margins, higher working capital turns, and lower capital expenditures.

Diverse Markets Provide Stable Growth

WHX Corporation



2007 Sales by End Market
Consumer 14%
Industrial / Other 4%
Appliance 16%
Energy 4%
Transportation 1%
Construction - Commercial 7%
Construction - Residential 11%
Military 3%
Commercial Roofing 18%
Telecomm 1%
Electronics 5%
Aerospace 3%
Automotive 11%
Medical 2%

No single customer accounted for more than 5% of sales in 2007.

All references herein to Sales by End Market are unaudited.

Balance and Diversification in Markets and Customers Served

See Appendix for note regarding forward looking statements.

Strong Brands, Leading Market Share

WHX Corporation

thermOweld Contractors Choice

Continental The Ultimate Connection

OMG

Handy & Harman of Canada, Limited — PMFG

Sil•Fos pre-packaged brazing & soldering products

OlyBond500 GREEN ADHESIVE FASTENER

Handy

LucasMilhaupt A Handy & Harman Company

Strong brand recognition in many niche markets

KASCO CORPORATION

INDIANA TUBE CORPORATION

FastenMaster FASTER EASIER STRONGER

PROTECHNO s.a.

Indiana Tube Danmark A/S A Handy & Harman Company

FastenMaster Cortex CONCEALED FASTENING SYSTEM

FastenMaster TrimTop STAINLESS STEEL COATED TRIM SCREW

CMC Canfield Metal Coating Corporation

HANDY & HARMAN TUBE CO.

ARLON

ARLON TECHNOLOGY ENABLING INNOVATION

Omni Technologies Corporation A Handy & Harman Company

MICRO-TUBE FABRICATORS INC. HANDY & HARMAN TUBE COMPANY

SUMCO INC.

Precious Metal

WHX Corporation

KEY BUSINESS UNITS

- **Lucas Milhaupt** (Wisconsin and China) – Specialty manufacturer of brazing consumables and technical services for OEM and distributor customers
- **Handy & Harman Canada, Limited** – Manufacturer of precious metal-based materials; limited precious metal refining and recovery services
- **Omni Technologies Corporation** (New Hampshire)– Fabricator of aluminum-based brazing materials for NAFTA market
- **Protechno, s.a.** – French provider of specialty brazing materials to the European market.

CUSTOMERS

Copeland brand products
General Electric Company
EATON
Visteon
Bristol compressors
THALES
L3 communications
Schneider Electric
MAYTAG
TRANE
COOPER Power Systems
CATERPILLAR

BUSINESS CHARACTERISTICS

- Leader in North America, with about 10% global market share in highly fragmented market
- Leading provider of application support and technical services – Best in class
- Strong brand recognition for 100+ years
- Broad product mix, supplying precious and non-precious metal based alloys in engineered forms to thousands of global accounts
- Focused on providing solutions for technical brazing product applications

2007 SALES BY END MARKET


Industrial / Other 3%
Automotive 13%
Aerospace 6%
Construction-Commerical 13%
Electronics 24%
Medical 2%
Transportation 2%
Appliance HVAC 37%

See Appendix for note regarding forward looking statements.

Tubing (Stainless)

WHX Corporation

BUSINESS UNITS

- **Camdel Metals Corporation** (Delaware)
  - Specialty manufacturer of stainless steel, high nickel and specialty alloy tubing in in seamless, welded and drawn long and short coil varieties
- **Microtube Fabricators, Inc.** (New Jersey)
  - Quality fabricator of specialty tubing for surgical tools and instruments
  - Precision fabrication, welding and machining

CUSTOMERS

The MedTech Group, Inc.

DAVOL

TW METALS

CONMED CORPORATION

future metals, inc

MID-SOUTH CONTROL LINE INC.

O'BRIEN

ROSEMOUNT

BUSINESS CHARACTERISTICS

- Camdel manufactures the world's longest continuous seamless stainless steel tubing coils
- Engineered and highly technical specialized alloy seamless tubing for critical applications
- Global market reach in highly engineered niche markets
- High quality and high productivity manufacturing facility
- Focus on optimizing the lean manufacturing productivity tools and superior customer service

2007 SALES BY END MARKET



Construction-Commercial 3%
Other 3%
Aerospace 11%
Medical 32%
Electronics 2%
Energy 49%

Tubing (Specialty)

WHX Corporation

BUSINESS UNIT

- **Indiana Tube Corporation** (Indiana) - operations in the USA, Mexico and Denmark
  - Manufacturer of small diameter welded steel tubing and low carbon steel tubing
  - Manufactures annealed, plain, or copper-coated steel tubing in long length coils or cut to length
  - Fabricates and coats wire on tube refrigeration condensers, serpentines, evaporators, and heat exchangers

CUSTOMERS

BUSINESS CHARACTERISTICS

- Highly engineered welded tubing
- Excellent customer relations
- Highly automated processing
- Low cost North American manufacturing region
- Blue chip global customers with major appliance manufacturers, automotive and outdoor equipment

2007 SALES BY END MARKET



Other 4%
Transportation 2%
Automotive 20%
Appliance 74%

See Appendix for note regarding forward looking statements.

Engineered Materials (OMG, Inc.)

KEY BUSINESS UNIT

- **OMG, Inc.** (Massachusetts)
  - OMG Roofing Products- Leading manufacturer of fasteners, adhesives, roof drains, accessories, and services for roofing contractors sold through roofing manufacturers and distributors
  - FastenMaster- Leading manufacturer of task specific contractor quality fasteners sold through lumber yards and home centers. Markets include exterior decking and engineered wood applications

CUSTOMERS

Firestone Building Products; ABC Supply Co. Inc.; GAF Materials Corporation; Bradco; Carlisle; Boise; Menards – Dedicated to Service & Quality; Johns Manville; The Home Depot; Stock; Huttig Building Products – Constructive Solutions Since 1885

BUSINESS CHARACTERISTICS

- Highly engineered niche construction fasteners
- Excellent brand recognition
- Pull-through sales strategy to end customer

2007 SALES BY END MARKET



Construction-Residential 23%
Commercial Roofing 77%

Engineered Materials (Continental Industries, Inc.)

WHX Corporation

KEY BUSINESS UNIT

- **Continental Industries, Inc.** (Oklahoma)
  - Specialty manufacturer of small diameter steel and plastic connectors for the gas, utility, plumbing, propane and water distribution markets
  - Manufactures and supplies exothermic grounding products for the electric, utility, commercial & industrial, telecom, and rail industries

CUSTOMERS

BGE
Southwest Gas Corporation
Atmos energy
integrys
Corrpro
FCI Burndy Products
Rexel
Ferguson
Harger

BUSINESS CHARACTERISTICS

- Highly technical niche products
- Global "infrastructure" markets
- Excellent brand recognition

2007 SALES BY END MARKET



Construction-Residential 54%
Construction-Commercial 46%

Arlon Electronic Materials

WHX Corporation

BUSINESS UNITS

- **Materials for Electronics** – Manufacturer of copper clad laminates and prepreg bonding materials for the fabrication of high performance and frequency dependent printed circuit boards
- **Silicone Technologies** – Manufacturer of silicone rubber materials for composite parts production, electric traction motor coil windings, insulation materials, high temperature hose and duct markets, self fusing tapes and other products requiring thermal or electrical conductivity applications

CUSTOMERS

ANDREW Wireless Solutions

TTM Technologies

Time-To-Market Interconnect Solutions

ELECTRO MOTIVE

WATLOW

BAE SYSTEMS

BUSINESS CHARACTERISTICS

- Highly technical niche/specialty market applications
- State of the art facility in China for commercial products strategically located near growth market
- Custom, high performance silicone design and fabrication capabilities
- Focus on optimizing lean manufacturing productivity tools and low cost sourcing

2007 SALES BY END MARKET


Telecom 13%
Automotive 4%
Military 40%
Energy 5%
Aerospace 14%
Electronics 6%
Industrial / Other 18%

Arlon Coated Materials

WHX Corporation

BUSINESS UNITS

- **Graphics** – Manufacturer of adhesive coated cast and calendered PVC films and flexible substrates used in commercial and electrical signage, point of purchase displays, highway signage, fleet markings, and other commercial applications
- **Engineered Coated Products** – Manufacturer of quality coated and laminated specialty papers, tapes, foils, foams and films

CUSTOMERS

Ocean Shine Decal

TUBELITE

REECE SUPPLY COMPANY

C.R. LAURENCE CO.

Springfield Wire Incorporated

BUSINESS CHARACTERISTICS

- Graphics
  - Continued development and growth of the digital print market
  - Fundamental shift from colored, opaque films to digital print films in outdoor signage and fleet markets
  - Expansion of corporate specification market and fleet market
  - Maintain market share in cut graphics declining market
- Engineered Coated Products
  - Competitors are numerous and fragmented
  - Small to medium sized niche / specialty applications
- Focus on optimizing lean manufacturing productivity tools and low cost sourcing

2007 SALES BY END MARKET



Construction-Residential
5%
Industrial / Other
8%
Energy
7%
Electronics
3%
Consumer
77%

BAIRNCO

Kasco

BUSINESS UNITS

- Manufactures meat/fish cutting band saw blades, meat grinder plates & knives, cutlery, seasonings, butcher supplies, and other specialty cutting blades
- Provides repair and maintenance services
- Route Distribution to North American retail grocery stores, US military bases and packing houses
- Direct Distribution through a distributor salesman organization to domestic and international customers

CUSTOMERS

WAL★MART Save money. Live better.

Kroger

COSTCO .COM

Winn Dixie Getting better all the time.

Publix. WHERE SHOPPING IS A PLEASURE

BUSINESS CHARACTERISTICS

- Low cost production facility in Mexico
- National Route Service organization in North America
- Diversified product offering
- Along with European affiliated companies, provides a global sales presence
- Focus on optimizing lean manufacturing productivity tools and low cost sourcing

2007 SALES BY END MARKET



Consumer
100%

BAIRNCO

See Appendix for note regarding forward looking statements.

Growing Sales and Adjusted EBITDA (unaudited)

(US $ in millions)

Net Sales (a) (b)


$800
$700
$600
$500
$400
$300
$200
$100
$0
2007
2008 Q1 TTM
2008 Q2 TTM
2008 Fcst
2007 Q2 YTD
2008 Q2 YTD

Adjusted EBITDA (b) (c)


$70
$60
$50
$40
$30
$20
$10
$0
2007
2008 Q1 TTM
2008 Q2 TTM
2008 Fcst
2007 Q2 YTD
2008 Q2 YTD

Strong Sales and Adjusted EBITDA Growth

(a) Bairnco results are included from its April 13, 2007 acquisition date and, therefore, do not include the period from January 1, 2007 through April 12, 2007.

(b) Sales and EBITDA growth from 2007 to 2008 Forecast of 21% and 39% respectively, include the effect of the Bairnco acquisition.

(c) See page 27 for reconciliation of non-GAAP items in Adjusted EBITDA.

See Appendix for note regarding forward looking statements.

WHX Summary Financials (unaudited)

WHX Corporation

	For the Year Ended				For the Six Months Ended	
	Dec-07	TTM Mar-08	TTM Jun-08	Fcst-08	Jun-07	Jun-08
			(U.S. $ in 000's)			
NET SALES						
Precious Metal	$150,484	$158,410	$164,556	$177,741	$77,208	$91,280
Tubing	117,627	117,916	118,582	121,886	60,250	61,205
Engineered Materials	228,248	228,519	237,850	267,097	114,150	123,752
Total Handy & Harman	496,359	504,845	520,988	566,724	251,608	276,237
Arlon Electronic Materials	45,576	61,980	63,191	64,324	14,017	31,632
Arlon Coated Materials	47,647	65,322	70,624	74,230	14,683	37,660
Kasco	48,284	65,159	68,033	68,193	14,383	34,132
Total Bairnco (a)	141,507	192,461	201,848	206,747	43,083	103,424
Total WHX Net Sales	**$637,866**	**$697,306**	**$722,836**	**$773,471**	**$294,691**	**$379,661**
ADJUSTED EBITDA						
Precious Metal	$12,320	$13,365	$13,844	$16,601	$7,033	$8,557
Tubing	8,842	10,890	11,940	13,512	4,169	7,267
Engineered Materials	26,173	25,424	27,203	28,980	12,587	13,617
Total Handy & Harman	47,335	49,679	52,987	59,093	23,789	29,441
Arlon Electronic Materials	7,900	10,664	9,682	9,465	3,043	4,825
Arlon Coated Materials	299	512	1,122	3,169	760	1,583
Kasco	5,527	7,542	7,674	7,587	1,483	3,630
Total Bairnco (a)	13,726	18,718	18,478	20,221	5,286	10,038
WHX Adjusted EBITDA before Corporate	61,061	68,397	71,465	79,314	29,075	39,479
Corporate and Other before Allocation to Segments (b)	(17,460)	(19,256)	(18,067)	(18,754)	(8,727)	(9,335)
Total WHX Adjusted EBITDA (c)	**$43,601**	**$49,141**	**$53,398**	**$60,560**	**$20,348**	**$30,144**
Capital Expenditures	**$10,226**	**$12,746**	**$13,238**	**$15,476**	**$3,638**	**$6,650**

a) Bairnco results are included from its date of acquisition, April 13, 2007.
b) Corporate allocation to Segments presented separately here, but allocated to Segments in public filings. See corporate overhead reconciliation in Appendix, page 28 and Segment adjusted EBITDA reconciliation in Appendix, pages 29 and 30.
c) See reconciliation of non-GAAP items in Appendix, page 27 and page 35 for disclosure regarding "non-GAAP" measures.

See Appendix for note regarding forward looking statements.

WHX Balance Sheets

WHX Corporation

	June 30, 2007	December 31, 2007	June 30, 2008
	(unaudited)	(U.S. $ in 000's)	(unaudited)
ASSETS			
Current Assets:			
Cash and cash equivalents	$ 5,427	$ 6,090	$ 6,988
Trade receivables - net	114,106	89,546	119,792
Inventories	89,309	83,709	77,965
Other current assets	12,288	15,362	13,970
Total current assets	221,130	194,707	218,715
Property, plant and equipment at cost, less accumulated depreciation and amortization	115,815	124,336	115,858
Goodwill and other intangibles, net	114,817	104,209	103,039
Other non-current assets	20,453	18,337	17,699
	$ 472,215	$ 441,589	$ 455,311
LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY			
Current Liabilities:			
Trade payables and accrued expenses	$ 111,256	$ 97,166	$ 117,346
Accrued interest expense - related party	12,588	19,615	27,680
Current portion of long-term debt	60,803	7,513	61,881
Current portion of long-term debt-related party	89,627	-	104,165
Short-term debt - related party	5,100	5,100	5,100
Short-term debt	66,616	50,180	43,661
Deferred income taxes	123	142	142
Total current liabilities	346,113	179,716	359,975
Long-term debt	29,783	141,678	77,492
Long-term debt - related party	102,680	154,901	54,264
Accrued pension liability	45,145	15,653	11,107
Other long-term liabilities and deferred taxes	15,603	19,186	21,885
	539,324	511,134	524,723
Stockholders' (Deficit) Equity (10,000,498 common shares outstanding for all periods shown)	(67,109)	(69,545)	(69,412)
	$ 472,215	$ 441,589	$ 455,311

See Appendix for note regarding forward looking statements.

WHX Proforma Capitalization Table (unaudited)

(Assumes 100% participation in rights offering.)

WHX Corporation

(U.S. $ in 000's)

	Historical June 30, 2008	Use of Net Proceeds of $198,800 (h)		Pro Forma June 30, 2008
ASSETS				
Current Assets:				
Cash and cash equivalents	$ 6,988	-		$ 6,988
Accounts receivable - net	119,792	-		119,792
Inventories	77,965	-		77,965
Other current assets	13,970	(988)	(a)	12,982
Total current assets	218,715			217,727
Property, plant and equipment at cost, net	115,858	-		115,858
Goodwill and other intangible assets, net	103,039	-		103,039
Other non-current assets	17,699	5,880	(d)	23,579
	$ 455,311			$ 460,203
LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY				
Current Liabilities:				
Trade payables and accrued expenses	$ 117,346	-		$ 117,346
Accrued interest expense - related party	27,680	(27,680)	(c)(f)	-
Short-term debt	214,807	(114,265)	(b)(c)(f)	100,542
Deferred income taxes	142	-		142
Total current liabilities	359,975			218,030
Long-term debt	131,756	(51,963)	(b)(e)(g)	79,793
Other long-term liabilities and deferred taxes	32,992	-		32,992
	524,723			330,815
Stockholders' (Deficit) Equity:	(69,412)	198,800		129,388
	$ 455,311			$ 460,203
Common Shares Outstanding	10,000,498			152,857,612

Use of proceeds

a) Deferred rights offering expenses.

b) Repay indebtedness owed by Handy & Harman of $5,000 short term debt and Bairnco to their senior lenders of $8,232 long term debt in aggregate principal amount of $13,232

c) Redeem the preferred shares issued by a wholly owned subsidiary of WHX for an aggregate redemption amount of up to $5,100 plus accrued and unpaid dividends of $821.

d) Purchase 2,631,384 shares of Cosine stock for $5,880.

e) Repay indebtedness owed by WHX to Steel Partners under the Subordinated Loan Agreement of $15,000 plus accrued and unpaid interest of $3,167

f) Repay indebtedness owed by Handy & Harman to Steel Partners in the principal amount of approximately $104,165 plus accrued and unpaid interest of $26,859

g) Partially repay indebtedness owed by Bairnco to Steel Partners of approximately $25,564

h) Interest expense for the trailing twelve month period ending June 30, 2008 on the $193,908 of pro forma debt reduction was approximately $23,239, including $22,339 non-cash interest accruals on related party debt.

See Appendix for note regarding forward looking statements.

WHX Net Debt as of June 30, 2008 (unaudited)

WHX Corporation

(U.S. $ in 000's)

WHX Net Debt at June 30, 2008

	As of June 30, 2008					Proceeds from Rights Offering (1)	Pro Forma Debt Balance
	WHX	Handy & Harman Consolidated	Bairnco Corp. Consolidated	WHX CS	Consolidated		
				(U.S. $ in 000's)			
Foreign debt collateralized by assets of foreign subsidiaries		$5,557	$5,898		$11,455		$11,455
Collateralized debt from US lenders		98,284	73,294		171,578	$ (13,232)	158,346
Collateralized debt and accrued interest to Steel Partners (1)	$18,167	131,024	36,097		185,288	(174,755)	10,533
WHX CS preferred stock due to Steel Partners (1)				$5,921	5,921	(5,921)	-
Total debt and preferred stock	18,167	234,865	115,289	5,921	374,242	(193,908)	180,334
Less cash	(18)	(6,892)	-	(78)	(6,988)		(6,988)
Total net debt	$18,149	$227,973	$115,289	$5,843	$367,254	($193,908)	$173,346

(1) The use of proceeds from the Rights Offering includes interest and dividends through June 30, 2008 which will be updated as of the closing.

Pro Forma Forward Adjusted EBITDA Multiple (unaudited)

WHX Corporation

($ in 000's)

	Pro Forma Forward Adjusted EBITDA Multiple
Pro forma net debt (6/30/08 unaudited net debt $367,254 (see page 23) less assumed rights offering proceeds to pay down debt of $193,908)	$173,346
Pro forma market capitalization after completion of rights offering assuming 100% participation (152,857,612 shares at $1.40)	$214,001
Pro forma enterprise value	$387,347
2008 forecasted adjusted EBITDA (a) (b)	$60,275
Pro forma forward adjusted EBITDA multiple as of June 30, 2008 which does not attribute any value to the $200+ million tax loss carry forward (c)	6.4x

(a) 2008 forecasted adjusted EBITDA reduced for six months cash lease expense of $285 as a result of June 2008 sale leaseback transaction.

(b) See reconciliation of non-GAAP items in Appendix, page 27.

(c) See Appendix, page 35, for disclosure regarding "non-GAAP" measures and tax loss carry forward.

See Appendix for note regarding forward looking statements.

WHX is Well Positioned for Success

WHX Corporation

- Attractive mix of stable, high gross margin sales from proprietary branded products in niche value-added markets
- Utilizing the WHX Business System to drive operational excellence, innovative and quality products and superior customer service
- Strong operational and corporate management teams operating in a decentralized management structure, executing focused business strategies that align strategic planning, budget disciplines, operational excellence tools and incentive programs to maximize sales, profit and return on invested capital growth
- Pursuing selective strategic and opportunistic acquisitions with strong operational management teams, good business models and operating in value-added niche markets
- Strong sponsorship from significant shareholder, Steel Partners
- Tax net operating loss carry forward of $200+ million (See Appendix, page 35.)

Solid Value Proposition

See Appendix for note regarding forward looking statements.

Appendix

WHX Corporation

- Reconciliation of non-GAAP items
- Corporate Overhead Reconciliation
- Segment Adjusted EBITDA Reconciliation
- Summary of Proceeds from Rights Offering
- Precious Metal (Sumco Inc.)
- Engineered Materials (Canfield Metals Coating Corporation)
- WHX Facilities
- Cautionary Note Regarding Forward Looking Statements; Other Matters

Reconciliation of Non-GAAP Items (unaudited)

WHX Corporation

(U.S. $ in 000's)

Reconciliation of non-GAAP items (a)	For the Year Ended (a)				For the Six Months Ended	
	Dec-07	TTM Mar-08	TTM Jun-08	Fcst-08	Jun-07	Jun-08
Net Loss (per 10-K and 10-Q as applicable)	**($20,771)**	**($18,450)**	**($17,147)**		**($4,503)**	**($879)**
Add (Deduct):						
Tax provision	1,838	1,940	1,537		2,017	1,716
Interest expense	39,488	42,289	42,825		17,906	21,248
Realized and unrealized loss on derivatives	1,888	2,824	3,137		76	1,325
Depreciation and amortization	18,242	20,465	21,167		7,813	10,738
Pension credit	(5,778)	(6,563)	(7,437)		(2,711)	(4,370)
Other (income) expense	272	81	156		190	74
EBITDA	**$35,179**	**$42,586**	**$44,238**	**$59,821**	**$20,788**	**$29,847**
Adjusted EBITDA						
Non-cash Baimco purchase accounting adjustments	7,378	7,378	7,378	-	-	-
Environmental remediation accrual for legacy sites	4,678	4,678	4,678	-	-	-
Non-cash stock-based compensation expense	1,612	1,513	942	591	911	241
Non-recurring plant consolidation costs	465	1,088	1,620	1,479	233	1,388
Write-off and amortization of Baimco's deferred financing fees	792	1,059	723	-	69	-
Non-recurring executive severence and costs	-	-	940	940	-	940
Restructuring of foreign operations	-	-	247	247	-	247
Closed operations	2,122	730	178	-	1,944	-
Non-cash legacy retirement benefits curtailment	727	727	-	-	727	-
Excess audit fee due to change in auditors	1,000	-	-	-	1,000	-
Proceeds from insurance claims	(6,538)	(6,538)	(3,539)	(2,690)	(5,689)	(2,690)
LIFO liquidation gain	(4,594)	(4,714)	(4,594)	-	-	-
Other	780	634	587	172	365	171
Total Adjustments	8,422	6,555	9,160	739	(440)	297
Adjusted EBITDA	**$43,601**	**$49,141**	**$53,398**	**$60,560**	**$20,348**	**$30,144**

(a) See page 35 for disclosure regarding "non-GAAP" measures.

See Appendix for note regarding forward looking statements.

Corporate Overhead Reconciliation (unaudited)

WHX Corporation

(U.S. $ in 000's)

Corporate Overhead Reconciliation (a)	For the Year Ended (a) Dec-07	TTM Mar-08	TTM June-08	For the Six Months Ended Jun-07	Jun-08
Corporate unallocated overhead per 10-K or 10-Q as applicable	**$ 6,749**	**$ 6,395**	**$ 6,326**	**$ 3,664**	**$ 3,241**
Add Corporate overhead allocated to segments:					
Precious Metal	$4,425	$4,321	$4,120	$2,459	$2,154
Tubing	4,075	4,087	3,895	2,197	2,017
Engineered Materials	3,775	3,790	3,616	2,039	1,880
Total Handy & Harman	12,275	12,198	11,631	6,695	6,051
Arlon Electronic Materials	876	1,339	1,181	277	582
Arlon Coated Materials	916	1,415	1,303	289	676
Kasco	928	1,404	1,264	283	619
Total Bairnco	2,720	4,158	3,748	849	1,877
Total Corporate overhead expense	**$ 21,744**	**$ 22,751**	**$ 21,705**	**$ 11,208**	**$ 11,169**
Add back adjusted EBITDA items in Corporate overhead:					
Depreciation	(880)	(976)	(879)	(636)	(634)
Excess audit fee due to change in auditors	(1,000)	-	-	(1,000)	-
Loss on the disposal of land			(172)		(172)
Non-recurring executive contract termination			(940)		(940)
Non-cash stock-based compensation expense	(1,612)	(1,513)	(942)	(911)	(241)
Write-off and amortization of Bairnco's deferred financing fees	(792)	(1,059)	(723)	(69)	-
Other	-	53	18	135	153
Total Corporate overhead on "WHX Summary Financials" page 20	**$ 17,460**	**$ 19,256**	**$ 18,067**	**$ 8,727**	**$ 9,335**

(a) See page 35 for disclosure regarding "non-GAAP" measures.

Segment Adjusted EBITDA Reconciliation (unaudited)

WHX Corporation

Segment Reconciliation of Non-GAAP Items (a)	For the Year Ended (a) Dec-07	TTM Mar-08	TTM Jun-08	For the Six Months Ended Jun-07	Jun-08
Precious Metal operating income per 10-K or 10-Q as applicable	$ 8,203	$ 10,871	$ 11,922	$ 1,488	$ 5,207
Add back adjusted EBITDA items:					
Remove Corporate overhead allocated to segment:	4,425	4,338	4,120	2,459	2,154
Depreciation and amortization	2,351	2,141	2,218	1,284	1,151
LIFO liquidation gain	(4,594)	(4,714)	(4,594)	-	-
Closed operations	1,430	370	(7)	1,437	-
Other	505	359	185	365	45
Total Adjustments	4,117	2,494	1,922	5,545	3,350
Adjusted EBITDA Precious Metal as reported on page 20	$ 12,320	$ 13,365	$ 13,844	$ 7,033	$ 8,557
Tubing operating income per 10-K or 10-Q as applicable	$ 138	$ 2,311	$ 3,690	$ (481)	$ 3,071
Add back adjusted EBITDA items:					
Remove Corporate overhead allocated to segment:	4,075	4,274	3,895	2,197	2,017
Depreciation and amortization	3,937	3,945	3,962	1,946	1,971
Closed operations and other	692	360	393	507	208
Total Adjustments	8,704	8,579	8,250	4,650	4,196
Adjusted EBITDA Tubing as reported on page 20	$ 8,842	$ 10,890	$ 11,940	$ 4,169	$ 7,267
Engineered Materials operating income per 10-K or 10-Q as applicable	$ 17,216	$ 16,407	$ 18,985	$ 7,571	$ 9,340
Add back adjusted EBITDA items:					
Remove Corporate overhead allocated to segment:	3,775	3,790	3,616	2,039	1,880
Depreciation and amortization	4,455	4,500	4,602	2,250	2,395
Non-cash legacy retirement benefits	727	727	-	727	-
Total Adjustments	8,957	9,017	8,218	5,016	4,275
Adjusted EBITDA Engineered Materials as reported on page 20	$ 26,173	$ 25,424	$ 27,203	$ 12,587	$ 13,615

(a) See page 35 for disclosure regarding "non-GAAP" measures.

See Appendix for note regarding forward looking statements.

Segment Adjusted EBITDA Reconciliation (unaudited) con't

WHX Corporation

Segment Reconciliation of Non-GAAP Items (a)	For the Year Ended (a) Dec-07	TTM Mar-08	TTM Jun-08	For the Six Months Ended Jun-07	Jun-08
Arlon Electronic Materials operating income per 10-K or 10-Q as applicable	$ (118)	$ 1,038	$ (732)	$ 2,153	$ 1,801
Pension credit reclassification	(262)	(337)			
Add back adjusted EBITDA items:					
Remove Corporate overhead allocated to segment	876	1,339	1,181	277	582
Depreciation and amortization	3,897	5,117	5,726	613	2,442
Non-cash Bairnco purchase accounting adjustments	3,507	3,507	3,507	-	-
Total Adjustments	8,018	9,626	10,414	890	3,024
Adjusted EBITDA Arlon Electronic Materials as reported on page 20	$ 7,900	$ 10,664	$ 9,682	$ 3,043	$ 4,825
Arlon Coated Materials operating income per 10-K or 10-Q as applicable	$ (3,522)	$ (4,630)	$ (4,795)	$ (74)	$ (1,072)
Pension credit reclassification	(275)	(357)			
Add back adjusted EBITDA items:					
Remove Corporate overhead allocated to segment	916	1,415	1,303	289	676
Depreciation and amortization	774	1,089	854	545	625
Non-recurring plant consolidation costs	-	589	1,354		1,354
Non-cash Bairnco purchase accounting adjustments	2,406	2,406	2,406	-	-
Total Adjustments	3,821	5,142	5,917	834	2,655
Adjusted EBITDA Arlon Coated Materials as reported on page 20	$ 299	$ 512	$ 1,122	$ 760	$ 1,583
Kascos operating income per 10-K or 10-Q as applicable	$ 1,007	$ 1,840	$ 1,760	$ 428	$ 1,459
Pension credit reclassification	(278)	(356)			
Add back adjusted EBITDA items:					
Remove Corporate overhead allocated to segment	928	1,404	1,264	283	619
Depreciation and amortization	1,947	2,697	2,926	539	1,518
Non-recurring plant consolidation costs	465	499	266	233	34
Non-cash Bairnco purchase accounting adjustments	1,458	1,458	1,458	-	-
Other					-
Total Adjustments	4,520	5,702	5,914	1,055	2,171
Adjusted EBITDA Kasco as reported on page 20	$ 5,527	$ 7,542	$ 7,674	$ 1,483	$ 3,630

(a) See page 35 for disclosure regarding "non-GAAP" measures.

See Appendix for note regarding forward looking statements.

Summary of Proceeds from Rights Offering (unaudited)

WHX Corporation

(U.S. $ in 000's)

Proceeds from rights offering	$ 200,000
Expenses related to rights offering filing	(1,200)
Net proceeds	**198,800**
a) Rights offering expenses already paid	988
b) Repay indebtedness owed by H&H and Bairnco to their senior lenders in aggregate principal amount up to $15,000	(13,232)
c) Redeem the preferred shares issued by WHX CS Corp for an aggregate redemption amount of $5,100 plus accrued and unpaid dividends of $821.	(5,921)
d) Purchase 2,631,384 shares of Cosine stock for $5,880 or to reserve such approximate amount to be used for working capital	(5,880)
e) Repay indebtedness owed by WHX to Steel Partners under the Subordinated Loan Agreement of $15,000 plus paid in kind interest of $3,167	(18,167)
f) Repay indebtedness owed by H&H to Steel Partners under the Term B Loan in the principal amount of approximately $104,165 plus accrued and unpaid interest of $26,859	(131,024)
g) Partially repay indebtedness owed by Bairnco to Steel Partners of approximately $25,564 under the Subordinated Debt Credit Agreement.	(25,564)
Use of proceeds	**$ (198,800)**
Net proceeds used to pay down debt excludes (a) and (d) above	**$ (193,908)**

See Appendix for note regarding forward looking statements.

Precious Metal (Sumco Inc.)

WHX Corporation

BUSINESS UNITS

- **Sumco Inc.** (Indiana)
  - Leading US electroplater of tin, nickel, copper and precious metals
  - Process Capabilities: reel-to-reel selective and overall plating of high width coils, stampings and rack plating; and selective and overall tin reflow

CUSTOMERS

DELPHI — Driving Tomorrow's Technology
Olin
Tyco Electronics
PMX Industries, Inc.
ThyssenKrupp
NGK Berylco
molex
Allison Transmission
Sensata Technologies

BUSINESS CHARACTERISTICS

- Highly technical precious metal plating
- Large volume coil business
- Full ISO and QS Certification
- Strategically located near customers
- Focus on optimizing the lean manufacturing productivity tools and superior customer service

2007 SALES BY END MARKET


Military 4%
Electronics 2%
Automotive 94%

See Appendix for note regarding forward looking statements.

Engineered Materials
(Canfield Metals Coating Corporation)

WHX Corporation

BUSINESS UNIT

- **Canfield Metals Coating Corporation** (Ohio)
  - Manufacturer of:
    - –Electro-galvanized and pre-painted cold rolled steel
    - –Slitting and Oscillated cold rolled steel
    - –Specialty treatments and finish coatings on cold rolled steel
    - –Stamping and Sheeting services

CUSTOMERS

Therma-Tru Doors — The Most Preferred Brand in the Business
Silgan
Impress
Dietrich Metal Framing
Phillips Manufacturing Co. 50 Years 1955-2005
USG
GE

BUSINESS CHARACTERISTICS

- High volume capacity and capability for electro-galvanizing
- Excellent customer service and high quality product
- Strategically located near providing steel mills and customers
- Organic coating capability
- Focus on optimizing lean manufacturing productivity tools and superior customer service

2007 SALES BY END MARKET



Appliances 10%
Industrial 10%
Consumer 12%
Construction-Commercial 30%
Construction-Residential 38%

See Appendix for note regarding forward looking statements.

WHX Facilities

WHX Corporation


Montreal, Quebec
Brentwood, NH
Toronto, Ontario
Agawam, MA
Chicago, IL
Cudahy, WI
White Plains, NY
Middlesex, NJ
Canfield, OH
Indianapolis, IN
Camden, DE
Bear, DE
Evansville, IN
St. Louis, MO
Rancho Cucamonga, CA
Santa Ana, CA
Tulsa, OK
Broken Arrow, OK
Atlanta, GA
Dallas, TX
Lake Mary, FL
Mexico
San Antonio, TX

- WHX Headquarters
- Precious Metal Fabrication
- Tubing
- Engineered Materials
- Bairnco Headquarters
- Arlon Electronic Materials
- Arlon Coated Materials
- Kasco

International:

Precious Metal: Canada, France, China
Tubing: Denmark, Mexico
Arlon Electronic Materials: China
Kasco: Canada, Mexico, UK, Germany, France
Offices: India, China, Canada

- This communication contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words such as "may," "should," "expect," "hope," "anticipate," "believe," "intend," "plan," "estimate" and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors, that could cause our actual results, performance, prospects or opportunities in 2008 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These factors include, without limitation, our need for additional financing and the terms and conditions of any financing that is consummated, customers' acceptance of our new and existing products, the risk that we will not be able to compete successfully, and the possible volatility of our stock price and the potential fluctuation in our operating results. Although we believe that the expectations reflected in these forward-looking statements are reasonable and achievable, such statements involve significant risks and uncertainties and no assurance can be given that the actual results will be consistent with these forward-looking statements. You should read carefully the factors described in the "Risk Factors" section of our filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 2007 and the Prospectus dated July 21, 2008 for information regarding risk factors that could affect our results. Except as otherwise required by Federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements made in this communication, whether as a result of new information, future events, changed circumstances or any other reason.
- This communication also contains certain non-GAAP financial measures as defined by the Securities and Exchange Commission. Non-GAAP financial measures are used to provide management and investors with additional measures of performance. However, non-GAAP financial measures do not have standard meanings prescribed by GAAP and are not directly comparable to similar measures used by other companies. A reconciliation of these measures to net income is included as an appendix to this presentation. As used throughout this communication, references to EBITDA are based on net income before the effects of realized and unrealized losses on derivatives, interest expenses, taxes, other income/expense, depreciation and amortization and pension credit, and references to Adjusted EBITDA include certain other specified adjustments. The Company believes that EBITDA and Adjusted EBITDA provides useful information to investors about WHX, its business and its financial condition. The Company believes EBITDA and Adjusted EBITDA is useful to investors because it is one of the measures used by the board of directors and management to evaluate the businesses, including in internal management reporting, budgeting and forecasting processes, in comparing operating results across the business, as an internal profitability measure, as a component in evaluating the ability and the desirability of making capital expenditures and significant acquisitions, and as an element in determining executive compensation. Further, the Company believes that EBITDA and Adjusted EBITDA is a measure of leverage capacity and the Company's ability to service its debt.

  However, neither EBITDA nor Adjusted EBITDA is a measure of financial performance under GAAP in the U.S., and the items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing financial performance. Therefore, neither EBITDA nor Adjusted EBITDA should be considered a substitute for net income (loss) or cash flows from operating, investing, or financing activities. Because EBITDA and Adjusted EBITDA is calculated before recurring cash charges including realized and unrealized losses on derivatives, interest expense and taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the business, as well as certain other specified adjustments, it should not be considered as a measure of discretionary cash available to invest in the growth of the business.
- Upon its emergence from bankruptcy on July 29, 2005, WHX experienced an ownership change as defined by Section 382 of the Internal Revenue Code, which imposes annual limitations on the utilization of tax loss carry forwards post ownership change. WHX believes it qualifies for the bankruptcy exception to the general Section 382 limitations. Under this exception, the annual limitation imposed by Section 382 resulting from an ownership change will not apply. Instead, the tax loss carry forwards must be reduced by certain interest expense paid to creditors who became stockholders as a result of the bankruptcy reorganization. Thus, WHX's net operating losses of $205.8 million as of December 31, 2007, reflects a reduction of $31.0 million ($10.8 million tax-effect).
- The rights offering to which this communication relates is available only to WHX common stockholders of record on August 22, 2008. WHX management will only discuss this communication in detail to existing WHX common stockholders who are entitled to participant in the rights offering. WHX has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents WHX has filed with the SEC for more complete information about WHX and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, WHX will arrange to send you the prospectus if you request it by calling its information agent, MacKenzie Partners, Inc. at 1-800-322-2885.

Contact Us

WHX Corporation

Contacts	Contact Information
Glen Kassan Vice Chairman and Chief Executive Officer	gkassan@whxcorp.com 914-461-1260
Peter Gelfman General Counsel & Secretary	pgelfman@whxcorp.com 914-461-1274
Jim McCabe Senior Vice President	jmccabe@whxcorp.com 914-461-1262
John Quicke Director and Vice President, and Chief Executive Officer of Bairnco Corporation	jquicke@whxcorp.com 212-520-2336
Jeff Svoboda President and Chief Executive Officer of Handy & Harman	jsvoboda@handyharman.com 914-461-1296
WHX Web Site **Prospectus and Investors Presentation**	www.whxcorp.com www.whxcorp.com/invest-sec.php

See Appendix for note regarding forward looking statements.